Exhibit (d.5)

SCHEDULE A

Master Advisory Fee Waiver Agreement for iShares Trust

(Amended as of June 8-10, 2020)

( all percentages are expressed as a percentage of average daily net assets)

Ticker	Fund	Advisory Fee Waiver	Last Day of Term
AAXJ	iShares MSCI All Country Asia ex Japan ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

EMIF	iShares Emerging Markets Infrastructure ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	July 31, 2022

MUB	iShares National Muni Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	June 30, 2026

MBB	iShares MBS ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.06%.	February 29, 2024

ACWI	iShares MSCI ACWI ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

ACWX	iShares MSCI ACWI ex U.S. ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

IXUS	iShares Core MSCI Total International Stock ETF

With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.

.

November 30, 2026

HEFA	iShares Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus 0.03%.	November 30, 2025

HEWG	iShares Currency Hedged MSCI Germany ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee of 0.53%.	December 31, 2025

HEWJ	iShares Currency Hedged MSCI Japan ETF

With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.53%).

With respect to the Fund, an additional amount such that the Fund’s total annual fund operating expenses after fee waiver will be equal to the greater of Acquired Fund Fees and Expenses or 0.48%.

December 31, 2025

HEZU	iShares Currency Hedged MSCI Eurozone ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (EZU), after taking into account any fee waivers by EZU, plus 0.03%.	December 31, 2025

HAWX	iShares Currency Hedged MSCI ACWI ex U.S. ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI ACWI ex U.S. ETF (ACWX), after taking into account any fee waivers by ACWX,plus 0.03%.	November 30, 2025

HAUD	iShares Currency Hedged MSCI Australia ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Australia ETF (EWA), after taking into account any fee waivers by EWA, plus 0.03%.	December 31, 2020

HEWC	iShares Currency Hedged MSCI Canada ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (EWC), after taking into account any fee waivers by EWC, plus 0.03%.	December 31, 2025

HSCZ	iShares Currency Hedged MSCI EAFE Small-Cap ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE Small-Cap ETF (SCZ), after taking into account any fee waivers by SCZ, plus 0.03%.	November 30, 2025

HEWW	iShares Currency Hedged MSCI Mexico ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiveris equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Mexico Capped ETF (EWW), after taking into account any fee waivers by EWW, plus 0.03%.	December 31, 2020

HEWP	iShares Currency Hedged MSCI Spain ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Spain Capped ETF (EWP), after taking into account any fee waivers by EWP, plus 0.03%.	December 31, 2020

HEWL	iShares Currency Hedged MSCI Switzerland ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Switzerland Capped ETF (EWL), after taking into account any fee waivers by EWL, plus 0.03%.	December 31, 2020

HEWI	iShares Currency Hedged MSCI Italy ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Italy Capped ETF (EWI), after taking into account any fee waivers by EWI, plus 0.03%.	December 31, 2020

		In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2020

HEWY	iShares Currency Hedged MSCI South Korea ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI South Korea Capped ETF (EWY), after taking into account any fee waivers by EWY, plus 0.03%.	December 31, 2020

		In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2020

HEWU	iShares Currency Hedged MSCI United Kingdom ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after this fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (EWU), after taking into account any fee waivers by EWU, plus 0.03%.	December 31, 2025

		In addition, with respect to the Fund, a reduction in the management fee by an additional amount equal to 0.03%.	December 31, 2025

HJPX	iShares Currency Hedged JPX-Nikkei 400 ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares JPX-Nikkei 400 ETF (JPXN), after taking into account any fee waivers by JPXN.	July 31, 2025

FIBR	iShares Edge U.S. Fixed Income Balanced Risk ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

DEFA	iShares Adaptive Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus 0.03%.	November 30, 2025

IBHA	iShares iBonds 2021 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBHB	iShares iBonds 2022 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBHC	iShares iBonds 2023 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBHD	iShares iBonds 2024 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBHE	iShares iBonds 2025 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBHF	iShares iBonds 2026 Term High Yield and Income ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDC	iShares iBonds Mar 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDL	iShares iBonds Dec 2020 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDM	iShares iBonds Dec 2021 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDN	iShares iBonds Dec 2022 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDD	iShares iBonds Mar 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDO	iShares iBonds Dec 2023 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDP	iShares iBonds Dec 2024 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDQ	iShares iBonds Dec 2025 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDR	iShares iBonds Dec 2026 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDS	iShares iBonds Dec 2027 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDT	iShares iBonds Dec 2028 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDU	iShares iBonds Dec 2029 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBDV	iShares iBonds Dec 2030 Term Corporate ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBCD	iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBCE	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

EFAV	iShares Edge MSCI Min Vol EAFE ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.20%.	November 30, 2026

IYLD	iShares Morningstar Multi-Asset Income ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.60%.	November 30, 2026

GNMA	iShares GNMA Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies.	February 29, 2024

AGG	iShares Core U.S. Aggregate Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	June 30, 2026

ISTB	iShares Core 1-5 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

IUSB	iShares Core Total USD Bond Market ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	February 29, 2024

ACWF	iShares Edge MSCI Multifactor Global ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2025

IMTB	iShares Core 5-10 Year USD Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates	February 28, 2026

AOK	iShares Core Conservative Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

AOM	iShares Core Moderate Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

AOR	iShares Core Growth Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

AOA	iShares Core Aggressive Allocation ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc.	November 30, 2026

SMMD	iShares Russell 2500 ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.15%).	July 31, 2022

BYLD	iShares Yield Optimized Bond ETF	0.28%	February 28, 2026

BGRN	iShares Global Green Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.20%.	March 1, 2021

EAGG	iShares ESG U.S. Aggregate Bond ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates.	June 30, 2024

IBTA	iShares iBonds Dec 2021 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTB	iShares iBonds Dec 2022 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTD	iShares iBonds Dec 2023 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTE	iShares iBonds Dec 2024 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTF	iShares iBonds Dec 2025 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTG	iShares iBonds Dec 2026 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTH	iShares iBonds Dec 2027 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTI	iShares iBonds Dec 2028 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTJ	iShares iBonds Dec 2029 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

IBTK	iShares iBonds Dec 2030 Term Treasury ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	Upon the termination date of the fund

USHY	iShares Broad USD High Yield Corporate Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.15%.	February 28, 2021

EAOK	iShares ESG Aware Conservative Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee.	November 30, 2025

EAOM	iShares ESG Aware Moderate Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee.	November 30, 2025

EAOR	iShares ESG Aware Growth Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee.	November 30, 2025

EAOA	iShares ESG Aware Aggressive Allocation ETF	With respect to the Fund, an amount equal to the Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee.	November 30, 2025

SGOV	iShares 0-3 Month Treasury Bond ETF	With respect to the Fund, a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.07%.	June 30, 2022

EUSB	iShares ESG Advanced Total USD Bond Market ETF	With respect to the Fund, an amount equal to the aggregate Acquired Fund Fees and Expenses (as defined by the SEC in the instructions to form N-1A), if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates.	June 30, 2025

ISHARES TRUST on behalf of each FUND	BLACKROCK FUND ADVISORS

By:	/s/ Lezlie Iannone	By:	/s/ Paul Lohrey
	Lezlie Iannone Assistant Secretary, iShares Trust		Paul Lohrey Managing Director

Dated: June 8-10, 2020

[Signature Page to Amended Schedule A of Master Advisory Fee Waiver Agreement]